Altegris Managed Futures Strategy Fund

Class A: MFTAX

Class C: MFTCX

Class I: MFTIX

Class O: MFTOX

1-877-772-5838

www.altegrismutualfunds.com

Summary Prospectus October 28, 2014 as supplemented November 19, 2014

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. The Fund’s prospectus and Statement of Additional Information, both dated October 28, 2014, along with the Fund’s most recent annual report dated June 30, 2014, are incorporated by reference into this Summary Prospectus. You can obtain these documents and other information about the Fund online at http://www.altegris.com/mftax#Fundmaterial.
You can also obtain these documents at no cost by calling 1-877-772-5838 or by sending an email request to order orderaltegris@geminifund.com.

INVESTMENT OBJECTIVE:  The Altegris Managed Futures Strategy Fund (the “Fund”) primary investment objective is to achieve positive absolute returns in rising and falling equity markets. The Fund's secondary investment objective is to achieve its primary investment objective with less volatility than major equity market indices.

FEES AND EXPENSES OF THE FUND:  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (Fees paid directly from your investment)	Class A	Class C	Class I	Class O
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a % of original purchase price)	1.00%	1.00%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None	None
Redemption Fee (as a % of amount redeemed, if sold within 30 days)	1.00%	1.00%	1.00%	1.00%
ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.50%	1.50%	1.50%	1.50%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%	0.25%
Other Expenses (1)	0.26%	0.26%	0.26%	0.26%
Total Annual Fund Operating Expenses	2.01%	2.76%	1.76%	2.01%
Fee Waiver (2)	(0.11)%	(0.11)%	(0.11)%	(0.11%)
Total Annual Fund Operating Expenses After Fee Waiver	1.90%	2.65%	1.65%	1.90%

(1)

“Other Expenses,”  includes the expenses of the Fund's consolidated wholly-owned subsidiary (“Subsidiary”).  Other Expenses does not include  any fees paid to swap counterparties and structured note issuers.   Amounts paid to swap counterparties and structured note issuers will reduce the returns of the associated reference assets for such swaps and notes (generally “Underlying Pools” as defined below), which provide managed futures exposure. More information regarding the Subsidiary and the investments made to pursue the Fund's Managed Futures strategy can be found in the “Principal Investment Strategies” section of this Prospectus.

(2)

The Fund’s adviser has contractually agreed to reduce its fees and reimburse expenses of the Fund until at least October 31, 2015, to ensure the total annual Fund operating expenses after fee waiver and reimbursement (excluding any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example options and swap fees and expenses), borrowing costs (such as interest and dividend expense on securities sold short), taxes, expenses incurred in connection with any merger or reorganization, and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees and contractual indemnification of Fund service providers (other than the adviser))will not exceed 1.90%, 2.65%, 1.65% and 1.90% of average daily net assets attributable to Class A, Class C, Class I and Class O shares, respectively. These fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits. This agreement may be terminated only by the Fund's Board of Trustees, on 60 days’ written notice to the adviser.

Example:  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

CLASS	1-YEAR	3-YEARS	5-YEARS	10-YEARS
A	$757	$1,159	$1,586	$2,770
C	$368	$846	$1,450	$3,082
I	$168	$543	$944	$2,064
O	$193	$620	$1,073	$2,329

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. During the most recent fiscal year, the Fund's portfolio turnover rate was 346% of the average value of its portfolio. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance.

Principal Investment Strategies

The Fund seeks to achieve its primary investment objective by allocating its assets using two principal strategies:

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"Managed Futures" Strategy

The Managed Futures strategy is designed to capture returns related to trends in the commodity and financial futures markets by investing primarily via swap contracts and structured notes providing the returns of reference assets such as securities of limited partnerships, corporations, limited liability companies (including individual share classes therein) and other types of pooled investment vehicles (collectively, "Underlying Pools"), swap contracts, structured notes or other securities or derivatives. The Fund does not invest more than 25% of its assets with any one swap counterparty or structured note issuer.   The Fund may access the returns of a single or multiple Underlying Pool(s) that use a single manager or multiple managers to execute Managed Futures strategies, without restriction as to issuer, capitalization, country or currency.  Each Underlying Pool invests according to a Managed Futures sub-strategy in one or a combination of (1) options, (2) futures, (3) forwards or (4) spot contracts, each of which may be tied to (1) commodities, (2) financial indices and instruments, (3) foreign currencies, or (4) equity indices. Swap contracts and structured notes have payments linked to reference assets such as Underlying Pools and as such are designed to produce returns similar to those of Underlying Pools and their respective sub-strategies. Through a combination of (i) investing primarily in swap contracts and structured notes having payments linked to the returns of reference assets such as Underlying Pool(s), and also (ii) direct investments in Underlying Pools that use notional funding (i.e., nominal trading level exceeds the cash deposited in their trading accounts) of Underlying Pool(s), the Fund will attempt to maintain an exposure to Managed Futures strategies as if between 100% and 125% of the Fund's net assets were invested.

Managed futures sub-strategies may include investment styles or sub-strategies such as (1) long term trend-following, (2) discretionary macro investing based on economic fundamentals and value, (3) short-term systematic trading, (4) specialized approaches to specific or individual market sectors such as financials, equities, currencies, metals, agricultural and soft commodities and (5) counter-trend or mean reversion strategies. Managed Futures strategy investments will be made without restriction as to issuer capitalization, country, or currency.

In order to provide the Fund with exposure to certain Managed Futures strategies that trade non-financial commodity futures contracts within the limitations of the federal tax requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), the Fund may invest up to 25% of its total assets in an Underlying Pool or Pools and other investments that pursue such strategies through a wholly-owned and controlled subsidiary (the "Subsidiary"). The Subsidiary will invest the majority of its assets in an Underlying Pool or Pools, swap contracts and structured notes and other investments intended to serve as margin or collateral for swap positions. However, the Fund may also make Managed Futures investments outside of the Subsidiary. The Subsidiary is subject to the same investment restrictions as the Fund, when viewed on a consolidated basis with the Fund.

However, the Fund may also make Managed Futures strategy investments, including in Underlying Pools, swaps or structured notes or other derivatives, outside of the Subsidiary. Based upon its analysis of long-term historical returns and volatility of various asset classes, the Fund's adviser. Altegris Advisors, L.L.C. (the “Adviser”) expects that approximately 15% to 25%, of Fund assets will be allocated to and used as collateral for Managed Futures strategy. However, as market conditions change the ranges may be higher or lower.

•

"Fixed Income" Strategy

The Fixed Income strategy is designed to generate interest income and capital appreciation with the objective to diversify the returns under the Managed Futures strategy. The Fixed Income strategy will invest in a variety of investment grade fixed income securities. The Fixed Income strategy portfolio will maintain an average maturity that ranges between short-term (less than 1 year) and intermediate-term (4-7 years). The Fixed Income strategy will invest primarily in investment grade securities, which the Fund defines as those that are rated, at the time purchased, in the top four categories by a rating agency such as Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Ratings Group ("S&P"), or, if, unrated determined to be of comparable quality.  The Adviser expects that approximately 70% to 80% of its assets will be allocated to the Fixed Income strategy.  However, as market conditions change the range may be higher or lower.

The Adviser delegates management of the Fund's Fixed Income strategy portfolio to a sub-adviser.

The Fund seeks to achieve its secondary investment objective primarily by (1) diversifying the Managed Futures strategy investments among asset classes and sub-strategies that are not expected to have returns that are highly correlated to each other or the equity market in general and (2) restricting Fixed Income strategy investments to short-term or medium-term interest income-generating securities that are not expected to have returns that are highly correlated to the equity market in general or the Managed Futures strategy.

Adviser's Investment Process

The Adviser's investment process consists of five primary stages: (1) asset allocation; (2) sourcing; (3) evaluating investment managers; (4) portfolio construction; and (5) ongoing investment monitoring, risk management and reallocation. A summary of the Adviser's process is as follows:

ASSET ALLOCATION	• Analysis of top down and bottom-up factors affecting asset class • Determine Managed Futures and Fixed Income sub-strategy weightings
SOURCING

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Analyze investment managers that represent asset class and sub-strategies

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Analyze investment vehicles and instruments including Underlying Pools, swaps, and structured notes

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Initial investment and operational reviews

EVALUATING	• Rigorous due diligence - Document collection and review - Investment due diligence - Operational due diligence
PORTFOLIO CONSTRUCTION	• Select and engage qualified underlying managers and qualified investment vehicles and instruments • Quantitative portfolio optimization • Qualitative assessment

MONITORING, RISK MANAGEMENT & REALLOCATION

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Ongoing monitoring of sub-adviser and portfolio investment managers and vehicles, including  of Underlying Pools, swaps or structured notes

•

Assess investment results of sub-advisers by assessing:

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Returns

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Standard deviations

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Performance attribution

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Style drift

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Correlation changes

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Counterparty and/or issuer credit quality

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Management changes

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Rebalance between sub-adviser strategies and Underlying Pools, swaps, structured notes or other investments, and/or reallocate to new Underlying Pools, swaps, structured notes or other investments

Generally, the Adviser's investment process narrows the universe of potential sub-strategies and managers through a rigorous screening and assessment process that includes the quantitative and qualitative information regarding prospective investment vehicles and the strategies and sub-strategies deployed. The Adviser expects to allocate the Fund's assets to Underlying Pools, swap or structured notes that represent at least three managed futures sub-strategies by asset class or manager style. However, asset allocation will vary by sub-strategy and investment vehicle. The Fund's investment portfolio is rebalanced both within the Managed Futures strategy and between the Managed Futures and Fixed Income strategies as a result of the Adviser's monitoring policies.

Sub-Adviser's Investment Process

The sub-adviser aims to meet the Fund's investment needs by searching for areas of the government and corporate bond markets that it believes are undervalued. The identification process includes an outlook on interest rates, credit risk, call risk and other security selection techniques. The allocation to investment securities with particular characteristics; including sector, interest rate, quality or maturity; will often vary based on the sub-adviser's economic views which may include, but are not limited to, inflation, economic growth and Federal Reserve Board monetary policy.

The sub-adviser's analysis of specific sectors seeks to rank, in no particular order, the fixed income market by credit quality, issuer industry, security type, or other factors. Once opportunities are identified, the sub-adviser will generally shift investments among sectors depending upon changes in relative valuations and credit spreads. The sub-adviser seeks to reduce volatility, in part, by keeping the Fund's fixed income portfolio average maturity below a maximum of seven years, which can reduce sensitivity to capital losses caused by rising interest rates. The sub-adviser purchases securities based on their yield or potential capital appreciation, or both. It sells them in anticipation of market declines, credit downgrades, to purchase other securities that the sub-adviser believes may perform better, or to accommodate asset allocation decisions made by the Adviser.

Principal Investment Risks

As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. The Fund is not intended to be a complete investment program. Many factors affect the Fund's net asset value and performance.

The following risks apply to the Fund's investments as well the Fund's indirect investments in the Subsidiary, securities issued by Underlying Pools, swap contracts and structured notes.

•

Commodity Risk: Investing in the commodities markets may subject the Fund to greater volatility than investments in traditional securities. Commodity prices may be influenced by unfavorable weather, animal and plant disease, geologic and environmental factors as well as changes in government regulation such as tariffs, embargoes or burdensome production rules and restrictions.

•

Credit Risk: There is a risk that issuers and counterparties will not make payments on securities and other investments held by the Fund, resulting in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer's financial condition changes.  The value of fixed income securities typically falls when an issuer’s credit quality declines and may even become worthless if an issuer defaults.

•

Derivatives Risk: The Fund's use of futures, options, options on futures swaps or structured notes involves risks different from, or possibly greater than, the risks associated with investing directly in securities including leverage risk and counterparty default risk.

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Fixed Income and Interest Rate Risk: The value of the Fund's investments in fixed income securities and derivatives will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities and derivatives owned by the Fund. On the other hand, if rates fall, the value of fixed income securities and derivatives generally increases. Securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Any U.S. Federal Reserve System revisions to its current policy of maintaining the federal funds rate at a low level and purchasing large quantities of securities issued or guaranteed by the U.S. government, its agencies or instrumentalities on the open market to support U.S. economic recovery will have uncertain impacts on U.S. interest rates and fixed income market volatility. Your investment will decline in value if the value of the Fund's investments decreases.

•

Foreign Currency Risk: Currency trading risks include market risk, credit risk and country risk. Market risk results from adverse changes in exchange rates in the currencies the Fund is long or short. Credit risk results because a currency-trade counterparty may default. Country risk arises because a government may interfere with transactions in its currency.

•

Foreign Investment Risk: Foreign investing involves risks not typically associated with U.S. investments, including adverse fluctuations in foreign currency values, adverse political, social and economic developments, less liquidity, greater volatility, less developed or less efficient trading markets, political instability and differing auditing and legal standards. Investing in emerging markets imposes risks different from, or greater than, risks of investing in foreign developed countries.

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Issuer-Specific Risk: The value of a specific security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than those of larger issuers. The value of certain types of securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments.

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Leverage Risk: Using swaps, structured notes or other derivatives to increase the Fund's combined long and short exposure creates leverage, which can magnify the Fund's potential for gain or loss and, therefore, amplify the effects of market volatility on the Fund's share price.

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Liquidity Risk: Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations.

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Management Risk: The Adviser's and sub-adviser's judgments about the attractiveness, value and potential appreciation of particular asset classes and securities in which the Fund invests may prove to be incorrect and may not produce the desired results. Additionally, the Adviser's judgments about the potential performance of the sub-adviser may also prove incorrect and may not produce the desired results.

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Market Risk: Overall securities and derivatives market risks may affect the value of individual instruments in which the Fund invests. Factors such as domestic and foreign economic growth and market conditions, interest rate levels, and political events affect the securities and derivatives markets. When the value of the Fund's investments goes down, your investment in the Fund decreases in value and you could lose money.

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Short Selling and Short Position Risk: The Fund will incur a loss as a result of a short position if the price of the short position instrument increases in value between the date of the short position sale and the date on which an offsetting position is purchased. Short positions may be considered speculative transactions and involve special risks, including greater reliance on the Adviser's ability to accurately anticipate the future value of a security or instrument. The Fund's losses are potentially unlimited in a short position transaction.

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Structured Notes Risk:  Structured notes involve leverage risk, tracking risk and issuer default risk.

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Taxation Risk: By investing in commodities indirectly through the Subsidiary, the Fund will obtain exposure to the commodities markets within the federal tax requirements that apply to the Fund. However, because the Subsidiary is a controlled foreign corporation, any income received from its investments, including securities of Underlying Pools will be passed through to the Fund as ordinary income, which may be taxed at less favorable rates than capital gains.

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Underlying Pool Risk: Underlying Pools are subject to investment advisory and other expenses, which will be indirectly paid by the Fund as an investor in Underlying Pools. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in an Underlying Pool and may be higher than other mutual funds that invest directly in stocks and bonds. The Underlying Pools will pay management fees, brokerage commissions, and operating expenses as well as performance based fees to one or more commodity trading advisors or investment advisers, as applicable (“managers”) engaged to trade Managed Futures strategies on behalf of the Underlying Pools (each a “Managed Futures manager”).  Those performance based fees will be paid by the Underlying Pools to each Managed Futures manager without regard to the performance of other Managed Futures managers engaged by an Underlying Pool (notwithstanding that a single manager may be employed by two or more Underlying Pools) and without regard to the Underlying Pool’s or the Fund's overall profitability. Underlying Pools are subject to specific risks, depending on the nature of the fund.  Underlying Pools in which the Fund invests may have share class structures that present potential cross-class liability risk. There is no guarantee that any of the trading strategies used by the Managed Futures managers retained by the Underlying Pools will be profitable or avoid losses.

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Wholly-Owned Subsidiary Risk: The Subsidiary will not be registered under the Investment Company Act of 1940 ("1940 Act") and, unless otherwise noted in this Prospectus, will not be subject to all of the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or Subsidiary to operate as described in this Prospectus and could negatively affect the Fund and its shareholders. Your cost of investing in the Fund will be higher because you indirectly bear the expenses of the Subsidiary.

Who Should Invest in the Fund?

The Fund is intended to provide prospective investors with an opportunity to gain access to the managed futures asset class. Additionally, the Adviser believes the Fund will be appropriate for investors seeking the non-correlation benefits of managed futures investing, relative to traditional stock and bond portfolios. The Adviser believes it has the expertise and experience to select Underlying Pools and other investments that may outperform asset class benchmarks.

Performance

The bar chart and performance table below show the variability of the Fund's returns, which is some indication of the risks of investing in the Fund.  The bar chart shows performance of the Fund's Class I shares for each full calendar year since the Fund's inception.  The performance table compares the performance of the Fund's Class I, Class A, and Class C shares over time to the performance of a broad-based securities market index and one supplemental index. You should be aware that the Fund's past performance (before and after taxes) may not be an indication of how the Fund will perform in the future. Updated performance information will be available at no cost by visiting www.altegrismutualfunds.com or by calling 1-877-772-5838.  Daily per-class net asset value is available by calling 1-877-772-5838.

Performance Bar Chart For Class I Shares

For Calendar Years Ended December 31

Best Quarter:	4th Quarter 2013	4.12%
Worst Quarter:	2nd Quarter 2011	(5.31)%

The year-to-date return as of the most recent calendar quarter, which ended September 30, 2014 was 1.98%.

Performance Table

Average Annual Total Returns

(For periods ended December 31, 2013)

	One Year	Since Inception (8-26-10)
Class I Return before taxes*	(3.61)%	(2.70)%
Class I Return after taxes on distributions	(3.61)%	(2.74)%
Class I Return after taxes on distributions and sale of Fund shares	(2.04)%	(2.05)%
Class A Return before taxes*	(9.35)%	(4.64)%
Class C Return before taxes**	(4.43)%	(5.83)%
BofA Merrill Lynch 3 Month Treasury Bill Index (reflects no deduction for fees, expenses, or taxes)	0.07%	0.10%
MSCI World Index (reflects no deduction for fees, expenses, or taxes)	24.10%	13.81%
* The Inception date for Class I and Class A shares was August 26, 2010. ** The inception date for Class C shares was February 11, 2011.

After-tax returns were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.  Returns presented for Class I would be substantially similar to Class A, Class C and Class O because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses. After tax returns for Class A and Class C and Class O shares, which are not shown, will vary from those of Class I shares.

Bank of America Merrill Lynch 3 month T-Bill Index is an unmanaged index that measures returns of three-month Treasury Bills.

MSCI World Index is a stock market index of over 6,000 stocks from 24 developed countries around the globe.

Investment Adviser

Altegris Advisors, L.L.C.

SUB-ADVISER

J.P. Morgan Investment Management Inc.

INVESTMENT ADVISER PORTFOLIO MANAGERS

Mr. Matthew Osborne, Executive Vice President of the Adviser, has served the Fund as Portfolio Manager since it commenced operations in 2010.  Robert Murphy and Eric Bundonis have been Portfolio Managers to the Fund since November 2014. Mr. Osborne is the lead portfolio manager.

SUB-ADVISER PORTFOLIO MANAGER

John Tobin, Managing Director of the sub-adviser, has served the Fund as its sub-adviser Portfolio Manager since June 2011.

PURCHASE AND SALE OF FUND SHARES

You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open for trading by written request, telephone, or through your broker. The Fund or its Adviser may waive any investment minimum.

CLASS	MINIMUM INVESTMENT
	INITIAL	SUBSEQUENT
A	$2,500	$250
C	$5,000	$250
I	$1,000,000	$250
O	$2,500	$250

TAX INFORMATION

Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan. However, these dividend and capital gain distributions may be taxable upon their eventual withdrawal from tax-deferred plans.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.